EXHIBIT 8.1
List of Subsidiaries and Consolidated Affiliated Entities
(As of April 8, 2011)

	Percentage
	attributable to our	Place of
Subsidiaries	company	incorporation

1. CISG Holdings Ltd.	100%	BVI

2. CNinsure Holdings Ltd.	100%	BVI

3. Intense Rise Limited	100%	Hong Kong

4. Fanhua Zhonglian Enterprise Image Planning (Shenzhen) Co., Ltd. (formerly known as Haidileji Enterprise Image Planning (Shenzhen) Co., Ltd.).	100%	PRC

5. Fanhua Xinlian Information Technology Consulting (Shenzhen) Co., Ltd. (formerly known as Yiqiman Enterprise Management Consulting (Shenzhen) Co., Ltd.)	100%	PRC

6. Shenzhen Fanhua Nanfeng Investment Holding Co., Ltd. (formerly known as Shenzhen Fanhua Nanfeng Enterprise Management Consulting Co., Ltd.)	100%	PRC

7. Guangzhou Zhongqi Enterprise Management Consulting Co., Ltd.	100%	PRC

8. Beijing Ruisike Management Consulting Co., Ltd.	100%	PRC

9. Beijing Fanlian Investment Co., Ltd.	100%	PRC

10. Litian Zhuoyue Software (Beijing) Co., Ltd.	100%	PRC

11. Sincere Fame International Limited	18.16%	BVI

12. Fanhua Puyi Investment Management Co., Ltd.	19.48%	PRC

13. InsCom Holdings Limited	65.1%	BVI

14. InsCom Group Limited(1)	65.1%	BVI

15. InsCom HK Limited(1)	65.1%	Hong Kong

16. Ying Si Kang Information Technology (Shenzhen) Co., Ltd. (1)	65.1%	PRC

17. Shenzhen Bangbang Auto Services Co., Ltd.	100%	PRC

	Percentage
	attributable to
	Yihe Investment,
	Meidiya
	Investment and/or
	Xinbao	Place of
Consolidated Affiliated Entities	Investment	incorporation

1. Guangdong Meidiya Investment Co., Ltd.	—	PRC

2. Sichuan Yihe Investment Co., Ltd.	—	PRC

3. Shenzhen Xinbao Investment Management Co., Ltd.	—	PRC

4. Shenzhen InsCom E-commerce Co., Ltd.(2)	100%	PRC

5. Fujian Fanhua Investment Co., Ltd.	100%	PRC

6. Shijiazhuang Fanhua Anxin Investment Co., Ltd.	55%	PRC

7. Guangdong Fanhua Fangzhong Investment Management Co. Ltd. (formerly known as Guangdong Fangzhong Insurance Surveyors & Loss Adjustors Co., Ltd.)	51%	PRC

8. Shenzhen Fanhua Software Co., Ltd. (3)	51%	PRC

Claims Adjusting Firms

9. Fanhua Insurance Surveyors & Loss Adjustors Co., Ltd. (formerly known as Shenzhen Khubon Insurance Surveyors & Loss Adjustors Co., Ltd.) (4)	51%	PRC

10. Shanghai Fanhua Teamhead Insurance Loss & Adjustors Co., Ltd. (formerly known as Shanghai Teamhead Insurance Loss & Adjustors Co., Ltd.) (3)	51%	PRC

11. Shenzhen Fanhua Property and Casualty Insurance Surveyors & Loss Adjustors Co., Ltd. (formerly known as Shenzhen Hongzhengda Insurance Surveyors & Loss Adjustors Co., Ltd.) (3)	51%	PRC

Life Insurance Agencies

12. Fujian Fanhua Xinheng Insurance Agency Co., Ltd. (formerly known as Fujian Xinheng Insurance Agency Co., Ltd.)	100%	PRC

13. Fuzhou Fanhua Lianxin Insurance Agency Co., Ltd. (5)	51%	PRC

14. Nanping Fanhua Jinying Insurance Agency Co., Ltd.(5)	51%	PRC

15. Sichuan Fanhua Xintai Insurance Agency Co., Ltd. (formerly known as Sichuan Xintai Insurance Agency Co., Ltd.)	70%	PRC

16. Chengdu Fanhua Dezhong Insurance Agency Co., Ltd. (formerly known as Suining Fanhua Insurance Agency Co., Ltd.) (6)	39%	PRC

	Percentage
	attributable to
	Yihe Investment,
	Meidiya
	Investment and/or
	Xinbao	Place of
Consolidated Affiliated Entities	Investment	incorporation

17. Hebei Fanhua Anxin Insurance Agency Co., Ltd. (formerly known as Hebei Anxin Insurance Agency Co., Ltd.) (7)	55%	PRC

18. Hunan Fanhua Insurance Agency Co., Ltd.	55%	PRC

19. Jiangsu Fanhua Lianchuang Insurance Agency Co., Ltd.	70%	PRC

20. Shandong Fanhua Xintai Insurance Agency Co., Ltd.	63%	PRC

21. Jinan Fanhua Rongtai Insurance Agency Co., Ltd. (formerly known as Jinan Fanrong Insurance Agency Co., Ltd.) (8)	35%	PRC

22. Liaoning Fanhua Gena Insurance Agency Co., Ltd.	60%	PRC

23. Zhejiang Fanhua Tongchuang Insurance Agency Co., Ltd.	60%	PRC

24. Hubei Fanhua East Century Insurance Agency Co., Ltd. (formerly known as Hubei East Century Insurance Agency Co., Ltd.)	60%	PRC

25. Shanghai Fanhua Guosheng Insurance Agency Co., Ltd.	55%	PRC

26. Jiangxi Fanhua Insurance Agency Co., Ltd.	70%	PRC

27. Fanhua Lianxing Insurance Sales Co., Ltd.	100%	PRC

28. Shenyang Fanhua Rongcheng Insurance Agency Co., Ltd. (9)	33%	PRC

29. Huaihua Jixiang Insurance Agency Co., Ltd. (10)	30%	PRC

P&C Insurance Agencies and Brokerage Firms

30. Beijing Fanhua Insurance Agency Co., Ltd.	100%	PRC

31. Beijing Fanlian Insurance Agency Co., Ltd.	100%	PRC

32. Beijing Fanhua Fumin Insurance Agency Co., Ltd. (formerly known as Beijing Fumin Insurance Agency Co., Ltd.)	100%	PRC

33. Guangdong Fanhua Nanfeng Insurance Agency Co., Ltd. (formerly known as Guangdong Nanfeng Insurance Agency Co., Ltd.)	100%	PRC

34. Guangdong Fanhua Kafusi Insurance Brokerage Co., Ltd. (formerly Known as Guangdong Kafusi Insurance Brokerage Co., Ltd.)	100%	PRC

35. Guangzhou Desheng Insurance Brokerage Co., Ltd.	51%	PRC

	Percentage
	attributable to
	Yihe Investment,
	Meidiya
	Investment and/or
	Xinbao	Place of
Consolidated Affiliated Entities	Investment	incorporation

36. Guangzhou Fanhua Insurance Agency Co., Ltd. (formerly known as Guangzhou Xiangxing Insurance Agency Co., Ltd.)	100%	PRC

37. Guangzhou Fanhua Yian Insurance Agency Co., Ltd. (formerly known as Guangzhou Yian Insurance Agency Co., Ltd.)	100%	PRC

38. Shenzhen Fanhua Nanfeng Insurance Agency Co., Ltd. (formerly known as Shenzhen Nanfeng Insurance Agency Co., Ltd.) (11)	100%	PRC

39. Dongguan Nanfeng Jiayu Insurance Agency Co., Ltd.	100%	PRC

40. Foshan Tuohua Insurance Agency Co., Ltd.	100%	PRC

41. Jiangmen Fanhua Zhicheng Insurance Agency Co., Ltd.	70%	PRC

42. Sichuan Fanhua Insurance Agency Co., Ltd.	100%	PRC

43. Fanhua Bocheng Insurance Brokerage Co., Ltd (formerly known as Sichuan Fanhua Bocheng Insurance Brokerage Co., Ltd.)	100%	PRC

44. Hebei Lianda Insurance Agency Co., Ltd. (12)	39%	PRC

45. Hebei Fanlian Insurance Agency Co., Ltd.	51%	PRC

46. Shandong Fanhua Mintai Insurance Agency Co., Ltd.	51%	PRC

47. Shenyang Fangda Insurance Agency Co., Ltd.	51%	PRC

48. Fujian Fanhua Guoxin Insurance Agency Co., Ltd. (formerly known as Fuzhou Guoxin Insurance Agency Co., Ltd.)(13)	70%	PRC

49. Henan Fanhua Anlian Insurance Agency Co., Ltd. (formerly known as Zhengzhou Fanhua Anlian Insurance Agency Co., Ltd.)(14)	51%	PRC

50. Changsha Lianyi Insurance Agency Co., Ltd.(13)	70%	PRC

51. Hangzhou Fanhua Zhixin Insurance Agency Co., Ltd.(14)	51%	PRC

52. Ningbo Baolian Insurance Agency Co., Ltd. (14)	51%	PRC

53. Tianjin Fanhua Xianghe Insurance Agency Co., Ltd. (13)	70%	PRC

(1)	100% of the equity interests in each of these companies are held directly by InsCom Holdings Limited

(2)	100% of the equity interests in this company are held directly by Shenzhen Xinbao Investment Management Co., Ltd.

(3)
100% of the equity interests in each of these companies are held directly by Fanhua Insurance Surveyors & Loss Adjustors Co., Ltd. (formerly known as Shenzhen Khubon Insurance Surveyors & Loss Adjustors Co., Ltd.), which is 100% owned by Guangdong Fanhua Fangzhong Investment Management Co. Ltd.

(4)	100% of the equity interests in this company are held by Guangdong Fanhua Fangzhong Investment Management Co. Ltd., which is 51% owned by Guangdong Meidiya Investment Co., Ltd.

(5)	51% of the equity interests in each of these companies are held directly by Fujian Fanhua Investment Co., Ltd.

(6)	55% of the equity interests in this company are held directly by Sichuan Fanhua Xintai Insurance Agency Co., Ltd.

(7)	100% of the equity interests in this company are held directly by Shijiazhuang Fanhua Anxin Investment Co., Ltd.

(8)	55% of the equity interests in this company are direcly by Shandong Fanhua Xintai Insurance Agency Co., Ltd.

(9)	55% of the equity interests in this company are held directly by Liaoning Fanhua Gena Insurance Agency Co., Ltd.

(10)	55% of the equity interests in this company are held directly by Hunan Fanhua Insurance Agency Co., Ltd.

(11)	100% of the equity interests in this company are held directly by Guangdong Fanhua Nanfeng Insurance Agency Co., Ltd.

(12)	70% of the equity interests in this company are directly held by Shijiazhuang Fanhua Anxin Investment Co., Ltd.

(13)	70% of the equity interests in each of these companies are held directly by Shenzhen Xinbao Investment Management Co., Ltd.

(14)	51% of the equity interests in each of these companies are held directly by Shenzhen Xinbao Investment Management Co., Ltd.